SUPPLEMENT DATED SEPTEMBER 04, 2009
TO
PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAIs")
REFERRED TO BELOW

THE INTEGRITY FUNDS
Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Prospectus ("IF Prospectus") and SAI ("IF SAI") dated May 1, 2009

INTEGRITY FUND OF FUNDS, INC.

Prospectus "Fund of Funds Prospectus" and SAI ("Fund of Funds SAI") dated May 1, 2009

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota
Viking Large-Cap Value Fund
Viking Small-Cap Value Fund

Prospectus ("Viking Prospectus") and SAI ("Viking SAI") dated April 30, 2009

INTEGRITY MANAGED PORTFOLIOS
Kansas Municipal Fund
Kansas Insured Intermediate Fund
Maine Municipal Fund
Nebraska Municipal Fund
New Hampshire Municipal Fund
Oklahoma Municipal Fund

Prospectus ("IMP Prospectus") and SAI ("IMP SAI") dated November 30, 2008

The three series of The Integrity Funds listed above, the six series of Integrity Managed Portfolios listed above, the four series of Viking Mutual Funds listed above and Integrity Fund of Funds, Inc. are collectively referred to as the "Funds."

Sales Charge Waivers for Certain Investors.

The following revisions are hereby made to the Prospectus and/or SAI:

A. The Integrity Funds, Integrity Managed Portfolios, and Viking Mutual Funds

Prospectus

The discussion on page 32 of the IF Prospectus in the first paragraph under the heading "Class A Sales Charge Waivers" (with respect to the Williston Basin/Mid-North America Stock Fund and Integrity High Income Fund of The Integrity Funds), and the discussion on page 51 of the IMP Prospectus in the first paragraph under the heading "Sales Charge Waivers" (with respect to the six series of Integrity Managed Portfolios) with the exception of the fourth bullet point thereof (which remains in effect) are revised to reflect the information set forth below under the caption "Revised Sales Charge Waiver Discussion."

SAI

The discussion on pages 33-34 of the Viking SAI under the heading "Sales Charge Waivers for Certain Investors" (with respect to the four series of Viking Mutual Funds), the discussion on page B-47 of the IF SAI in the first paragraph under the heading "Waivers of Up-Front Sales Charge on Class A Shares" (with respect to the Williston Basin/Mid-North America Stock Fund and Integrity High Income Fund of The Integrity Funds), and the discussion on page B-23 of the IMP SAI under the heading "Sales Load Waivers for Trustees and Affiliated Persons" (with respect to the six series of Integrity Managed Portfolios) are revised to reflect the information set forth below under the caption "Revised Sales Charge Waiver Discussion."

Revised Sales Charge Waiver Discussion

Shares may be purchases without an initial sales charge by various individuals and institutions, including:

•

current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, parents and siblings);

•

registered representatives and employees (including their spouses and dependent children) of broker-dealers having selling group agreements with Integrity Funds Distributor, Inc. (Integrity Distributors) (the Fund's underwriter) or any trust, pension, profit-sharing or other benefit plan for such persons;

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor Investors, LLC or one of its affiliates, or any trust, pension, profit-sharing or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•

investors purchasing through certain investment advisers, broker-dealers, bank trust departments and other financial services firms, who act solely as an agent for their clients under an arrangement whereby the firm receives an asset based fee or other remuneration and does not receive the standard dealer commission on the purchase;

•	certain 401(k) or 457 retirement plans if the plan is sponsored by an employer (i) with at least 50 employees or (ii) with retirement plan assets of $250,000 or more;

•	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor Investors, LLC, for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit sharing or other benefit plan for such persons.

A Fund must be notified in advance that an investment qualifies for purchase at net asset value.

B. Integrity Fund of Funds, Inc.

Fund of Funds Prospectus

The discussion on pages 14-15 of the Fund of Funds Prospectus in the first paragraph under the heading "CDSC Waivers" (with respect to Integrity Fund of Funds, Inc.) is revised to reflect the information set forth below under the caption "Revised Contingent Deferred Sales Charge Waiver Discussion."

Fund of Funds SAI

The discussion on page B-32 of the Fund of Funds SAI in the fourth paragraph under the heading "Contingent Deferred Sales Charges" (with respect to Integrity Fund of Funds, Inc.) is revised to reflect the information set forth below under the caption "Revised Contingent Deferred Sales Charge Waiver Discussion".

Revised Contingent Deferred Sales Charge Waiver Discussion

Shares may be sold without a CDSC to various individuals and institutions, including:

•

current and former officers, trustees, directors, governors and employees of the Fund, its investment adviser, its principal underwriter or certain affiliated companies, for themselves, for members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit-sharing or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, parents and siblings);

•

registered representatives and employees (including their spouses and dependent children) of broker-dealers having selling group agreements with Integrity Funds Distributor, Inc. (Integrity Distributors) (the Fund's underwriter) or any trust, pension, profit-sharing or other benefit plan for such persons;

•

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor Investors, LLC or one of its affiliates, or any trust, pension, profit-sharing or other benefit plan for such persons;

•	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

•

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor Investors, LLC, for themselves or members of their immediate families, for any company or corporation in which such persons own a 25% or greater stake, or any trust, pension, profit sharing or other benefit plan for such persons.

A Fund must be notified in advance that an investment qualifies for purchase without a CDSC.

The information set forth in each Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.